EXHIBIT 13.1

CERTIFICATION PURSUANT TO
18 U.S.C. § 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of CalciTech, Ltd. (the “Company”) on Form 20-F for the year ended December 31, 2009 (the “Annual Report”), as filed with the Securities and Exchange Commission on the date hereof, I, Roger A. Leopard, Principal Executive Officer and Principal Financial Officer officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of such officer’s knowledge and belief:

(1)	the Annual Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

DATED: June 25, 2010	/s/ Roger A. Leopard
Roger A. Leopard, President and CEO
Principal Executive Officer Principal Financial Officer